UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21477

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

ITEM 1.             REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Report

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

(WIW)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Investment objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective.

What’s inside

Letter to shareholders	II

Investment commentary	IV

Fund highlights	1

Fund at a glance	4

Quarterly comparison	5

Spread duration	6

Effective duration	7

Schedule of investments	8

Statement of assets and liabilities	13

Statement of operations	14

Statements of changes in net assets	15

Statement of cash flows	16

Financial highlights	17

Notes to financial statements	18

Letter to shareholders

Dear Shareholder,

We thank you for your investment in Western Asset/Claymore Inflation-Linked Opportunities & Income Fund. As investment adviser for the Fund, we are pleased to submit the Fund’s semi-annual shareholder report for the six-month reporting period ended June 30, 2010.

For the six months ended June 30, 2010, the Fund returned 4.61% based on its net asset value (“NAV”)i and 4.27% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 3.13% and 4.42%, respectively, for the same period. The Barclays World Government Inflation-Linked All Maturities Indexiv and the Fund’s Custom Benchmarkv returned -2.68% and 4.52%, respectively, over the same time frame. All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The largest contributor to the Fund’s absolute performance for the period was our large exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”)vi. Treasury yields generally fell over the period as various federal stimulus programs, initiated in response to the financial crisis, significantly increased the national debt. Investors, worried that this deficit spending would spur inflation, sought protection by purchasing TIPS. Exposure to both investment grade credit and high-yield securities was additive to performance given the narrowing of spreads on the back of strong corporate earnings. An exposure to non-agency securities also positively impacted performance as prices in the sector were bolstered by government programs (such as the Public-Private Investment Program), improved liquidity, strong paydowns, generally improving housing news and the growing sentiment that a bottom in the housing market had been established. Foreign exchange exposure also paid off, with gains from positions in the Australian dollar, the euro and the pound offsetting losses from the Canadian dollar and the Japanese yen.

The Fund’s exposure to several U.S. agency positions was a modest detractor from performance for the period.

The portfolio also employed several types of derivatives: both futures and options on futures for U.S. Treasuries to manage durationvii and yield curveviii exposure; Eurodollar futures and Eurodollar future options to manage exposure to short-term rates; Euro-Bobl futures to manage exposure to intermediate German rates; credit default swaps to manage exposure to a particular corporate issuer; and index credit default swaps to manage exposure to the high-yield sector. Over the period, the impact of the Treasury and Eurodollar derivatives, as well as the credit derivatives, was slightly positive. As discussed above, the portfolio also held foreign currency forwards, which had a positive impact on performance over the period.

As of June 30, 2010, the Fund’s market price of $12.31 per share represented a discount of 7.37% to its NAV of $13.29 per share. During the first six months of

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	III

2010, the Fund provided its investors with monthly distributions of $0.040 per share. The most recent dividend represents an annualized distribution rate of 3.90% based on the Fund’s closing market price of $12.31 on June 30, 2010.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under the Fund’s investment policies, under normal market conditions, the Fund will invest:

•                  At least 80% of its total managed assets in inflation-linked securities

•                  No more than 40% of its total managed assets in below investment grade securities

•                  Up to 100% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 100% of its total assets in non-U.S. dollar inflation-linked securities (up to 100% of its non-U.S. dollar exposure may be unhedged)

The Fund may invest up to 20% of the portfolio in debt instruments of emerging market issuers that are not inflation-linked securities. The Fund currently expects that the average effective duration of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund expects to continue its use of credit default swaps.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 2 of this report. If shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com/wiw.

Sincerely,

Claymore Advisors, LLC

July 16, 2010

i                     Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities representing financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii                  The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

iii               The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv                The Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

v                   The Custom Benchmark is comprised of 90% Barclays Capital U.S. Government Inflation-Linked All Maturities Index, 5% Barclays Capital U.S. Credit Index and 5% JPMorgan Emerging Markets Bond Index Plus (“EMBI+”). The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

vi                U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vii             Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii          The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

IV	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended June 30, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, caused investor sentiment to turn negative and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to 9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	V

and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee would need to consider whether further policy stimulus might become appropriate if the outlook were to worsen appreciably.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor “flight to quality.” On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curvevii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts. For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexviii returned 5.33%.

Inflation generally remained well-contained during the reporting period. For the six months ended June 30, 2010, the seasonally adjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)ix, was -0.3%. The CPI-U less food and energy was a modest 0.6% over the same time frame. Elsewhere, there were mixed signals regarding potential future inflation. The price of gold, which is often a signal of rising prices, reached an all-time high of $1,266 an ounce during the second quarter of 2010. In contrast, the price of oil fell approximately 10% during the second half of the reporting period.x Despite modest inflation, inflation-protected securities generated a positive return during the six months ended June 30, 2010, with the Barclays U.S. Government Inflation-Linked All Maturities Indexxi returning 4.42%.

Performance review

For the six months ended June 30, 2010, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund returned 4.61% based on its net asset value (“NAV”)xii and 4.27% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexxiii and the Barclays U.S. Government Inflation-Linked All Maturities Index, returned 3.13% and 4.42%, respectively, for the same period. The Barclays World Government Inflation-Linked All Maturities Indexxiv and the Fund’s Custom Benchmarkxv returned -2.68% and 4.52%, respectively, over the same time frame.

During this six-month period, the Fund made distributions to shareholders totaling $0.24 per share, which may have included a return of capital. The performance table shows the Fund’s

VI	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Investment commentary (cont’d)

six-month total return based on its NAV and market price as of June 30, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2010

Price Per Share	6-Month Total Return*
$13.29 (NAV)	4.61%
$12.31 (Market Price)	4.27%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Western Asset Management Company

July 30, 2010

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation-protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. International investments are subject to currency fluctuations, social, economic and political risk. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                 The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii              The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v                  The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi               Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii            The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii         The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix                The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

x                   Source: Wall Street Journal, July 2010.

xi                The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

xii             Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii          The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

xiv           The Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

xv              The Custom Benchmark is comprised of 90% Barclays Capital U.S. Government Inflation-Linked All Maturities Index, 5% Barclays Capital U.S. Credit Index and 5% JPMorgan Emerging Markets Bond Index Plus (“EMBI+”). The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	1

Fund highlights (unaudited)

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Net Asset Value	$813,123,449	$791,707,778
Per Share	$13.29	$12.94
Market Value Per Share	$12.31	$12.04
Net Investment Income	$14,334,413	$24,264,757
Per Common Share	$0.23	$0.40
Dividends Paid to Common Shareholders	$14,684,192	$30,592,067	[1]
Per Common Share from Net Income	$0.24	$0.44
Per Common Share from Tax Return of Capital	—	$0.06

The Fund

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (WIW or the Fund) is a diversified, closed-end management investment company which seeks to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Substantially all of the Fund’s net investment income (after any interest expense in connection with forms of leverage (if applicable)) is distributed to the Fund’s shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring to participate. The Fund’s common shares are listed on the New York Stock Exchange (NYSE) where they are traded under the symbol WIW.

Fund performance

Total return for the Fund for various periods ended June 30 are presented below, along with those of comparative indices.

		Average Annual Return
	Six Months Ended June 30, 2010	One Year	Three Years	Five Years	Since Fund Inception[2]
Total Return Based on:
Market Value	4.27%	10.70%	8.42%	5.69%	3.28%
Net Asset Value	4.61	12.53	6.58	4.74	4.73
Barclays U.S. Government Inflation-Linked 1-10 Year Index[3,4]	3.13	8.46	6.99	5.07	4.98
Barclays U.S. Government Inflation-Linked All Maturities Index[4,5]	4.42	9.53	7.61	4.97	5.26 [6]

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

1         Total dividend distribution of $30,592,067 of which $27,078,390 was from net investment income and $3,513,677 was from tax return of capital.

2         The Fund’s inception date is February 25, 2004.

3         The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

4         This return does not include reinvestment of dividends or capital gain distributions.

5         The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

6         Index return is for the period beginning February 25, 2004.

2	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Fund highlights (unaudited) (cont’d)

Investment policies

The Fund’s investment policies provide that under normal market conditions and at the time of purchase, its portfolio will be invested as follows:

•   At least 80% of its total managed assets7 in inflation-linked securities

•   At least 40% of its total managed assets in below investment grade securities

•   Up to 100% of its total managed assets in non-U.S. dollar investments (up to 100% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation protected securities and non-inflation protected securities and instruments with the potential to enhance the Fund’s income.

The Fund may invest up to 20% of the portfolio in debt instruments of emerging markets issuers that are not inflation-linked securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets.

Dividend reinvestment plan

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of WIW, offer a convenient way to add shares of WIW to your account. WIW offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIW unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIW, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIW through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIW will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

7   “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accured liabilities (other than liabilities representing leverage).

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	3

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY 10038. Investor Relations telephone number 1-888-888-0151.

Schedule of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://www.westernclaymore.com), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Proxy voting

You may request a free description of the policies and procedures that the Fund uses to determine how proxies relating to the Fund’s portfolio securities are voted by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of these policies and procedures (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). You may request a free report regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov).

4	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Fund at a glance† (unaudited)

Standard & Poor’s Debt Ratings1 (at market value) — June 30, 2010

Sector Schedule2 (at market value) — June 30, 2010

†   The bar graphs above represent the Fund’s portfolio as of June 30, 2010 and do not include derivatives, such as Futures Contracts and Swaps. The Fund’s portfolio is actively managed, and its portfolio composition, credit quality breakdown, and other portfolio characteristics will vary from time to time. As a result, the composition of its portfolio holdings and sectors is subject to change at any time. U.S. Treasury Inflation Protected Securities are unrated, but are backed by the full faith and credit of the government of the United States of America and are therefore considered by the Fund’s investment adviser to be comparable to bonds rated AAA/Aaa.

1   Source: Standard & Poor’s Rating Service. The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s (“S&P”), a Nationally Recognized Statistical Ratings Organization (“NRSRO”). These ratings are the opinions of S&P and are not measures of quality or guarantees of performance. Securities held by the Fund may be rated by other NRSROs, and these ratings may be higher or lower. The Fund itself has not been rated by a NRSRO and the credit quality of the investments in the Fund’s portfolio does not apply to the stability or safety of the Fund.

2   Expressed as a percentage of the portfolio.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	5

Quarterly comparison of market price and net asset value (NAV), discount or premium to NAV and average daily volume of shares traded (unaudited)

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume (Shares)
September 30, 2009	$11.89	$12.74	(6.67)%	154,942
December 31, 2009	$12.04	$12.94	(6.96)%	160,865
March 31, 2010	$11.80	$12.98	(9.09)%	176,482
June 30, 2010	$12.31	$13.29	(7.37)%	162,581

6	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2010

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities
90% BCIL/5% BCUSC	—	90% Barclays Capital Inflation Linked U.S. All Maturity / 5% Barclays Capital U.S. Credit; 5% JPMorgan EMBI+
EMD	—	Emerging Markets Debt

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	7

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2010

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

IG Credit	—	Investment Grade Credit
90% BCIL/5% BCUSC	—	90% Barclays Capital Inflation Linked U.S. All Maturity / 5% Barclays Capital U.S. Credit; 5% JPMorgan EMBI+
EMD	—	Emerging Markets Debt

8	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2010

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 101.0%
U.S. Treasury Bonds, Inflation Indexed	3.500%	1/15/11	19,163,709	$19,482,612
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	982,160	1,035,412
U.S. Treasury Bonds, Inflation Indexed	3.000%	7/15/12	35,366,875	37,624,272	(a)
U.S. Treasury Bonds, Inflation Indexed	1.875%	7/15/13	74,503,596	78,804,987	(b)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	11,565,000	12,829,020
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	166,112,942	175,651,479
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	51,508,215	52,248,646
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	15,249,805	20,464,522
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	4,523,526	4,956,441
U.S. Treasury Notes, Inflation Indexed	2.375%	4/15/11	102,794,453	104,505,055	(c)
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	17,533,290	17,893,546
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	67,673,328	72,093,208	(c)
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	13,308,504	13,893,866
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	6,522,660	6,998,612
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	24,888,406	26,272,824
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	20,621,565	20,893,831
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	52,445,735	56,579,927
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	11,382,825	12,566,456
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	29,468,942	31,062,092
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	31,075,988	32,207,341
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	5,584,425	6,094,004
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	15,927,132	17,074,379
Total U.S. Treasury Inflation Protected Securities (Cost — $767,302,748)				821,232,532
Asset-Backed Securities — 0.5%
Financials — 0.5%
Home Equity — 0.5%
Bayview Financial Acquisition Trust, 2004-C A1	0.984%	5/28/44	43,192	37,915	(d)
Bear Stearns Asset-Backed Securities Inc., 2007-SD2 2A1	0.747%	9/25/46	183,418	101,450	(d)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	0.797%	10/27/32	15,982	12,288	(d)
Countrywide Asset-Backed Certificates, 2004-2 M1	0.847%	5/25/34	550,000	377,897	(d)
Countrywide Home Equity Loan Trust, 2007-GW A	0.900%	8/15/37	1,924,465	1,477,780	(d)
Greenpoint Mortgage Funding Trust, 2005-HE1	0.747%	9/25/34	881,952	755,401	(d)
MSCC HELOC Trust, 2005-1 A	0.537%	7/25/17	59,702	38,981	(d)
New Century Home Equity Loan Trust, 2003-A M1	1.472%	10/25/33	427,627	225,701	(d)(e)
RAAC Series, 2006-RP3 A	0.617%	5/25/36	1,455,843	807,556	(d)(e)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	9/25/11	300,000	161,782	(d)(e)
Structured Asset Securities Corp., 2007-BC4 A3	0.513%	11/25/37	208,023	194,145	(d)
Total Home Equity				4,190,896
Manufactured Housing — 0.0%
Lehman ABS Manufactured Housing Contract, 2001-B A3	4.350%	5/15/14	168,872	170,413
Lehman ABS Manufactured Housing Contract, 2001-B A6	6.467%	8/15/28	168,872	178,081	(d)
Total Manufactured Housing				348,494
Total Asset-Backed Securities (Cost — $2,487,070)				4,539,390

See Notes to Financial Statements

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	9

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 1.7%
Banc of America Funding Corp., 2005-F 4A1	5.015%	9/20/35	314,135	$233,742	(d)
Banc of America Funding Corp., 2006-D 6A1	5.684%	5/20/36	1,604,711	1,044,128	(d)
Bayview Commercial Asset Trust, 2005-2A A2	0.697%	8/25/35	46,380	31,832	(d)(e)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.468%	4/25/34	545,897	516,444	(d)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.507%	1/25/47	365,414	166,950	(d)
Citigroup Mortgage Loan Trust Inc., 2005-11A3	4.900%	12/25/35	737,350	617,525	(d)
Citigroup Mortgage Loan Trust Inc., 2007-6 1A1A	3.078%	5/25/37	940,781	453,750	(d)
Countrywide Alternative Loan Trust, 2004-33 1A1	3.120%	12/25/34	13,024	10,969	(d)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.585%	12/25/34	11,278	8,619	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-56 6A1	3.476%	12/25/33	2,051,041	1,780,796	(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2B	0.768%	9/19/44	62,257	27,525	(d)
First Horizon Alternative Mortgage Securities, 2004-AA4 A1	2.249%	10/25/34	24,262	20,688	(d)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.717%	2/25/37	359,018	178,561	(d)
Green Tree Home Improvement Loan Trust, 1995-C B2	7.600%	7/15/20	3,088	2,734
Greenpoint Mortgage Funding Trust, 2006-AR7 1A1B	0.467%	12/25/46	16,262	1,729	(d)
Harborview Mortgage Loan Trust, 2006-13 A	0.528%	11/19/46	1,032,861	522,696	(d)
Harborview Mortgage Loan Trust, 2006-2	3.186%	2/25/36	390,746	211,741	(d)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.347%	11/25/47	98,970	63,948	(d)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.467%	7/25/36	2,762,785	1,318,763	(d)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	4.657%	1/25/36	1,066,480	947,871	(d)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.557%	4/25/46	699,088	368,536	(d)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	10.245%	6/25/37	270,448	135,493	(d)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.467%	12/25/34	87,930	80,340	(d)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.797%	1/25/37	361,145	200,106	(d)
Residential Asset Securitization Trust, 2003-A1 A2	0.847%	3/25/33	474,758	446,510	(d)
Structured Asset Securities Corp., 2002-3 B2	6.500%	3/25/32	713,943	545,860
Terwin Mortgage Trust, 2006-9HGA A1	0.427%	10/25/37	223,785	221,718	(d)(e)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.204%	9/25/37	341,536	331,382	(d)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.795%	6/25/44	38,421	26,857	(d)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 4A1	5.338%	2/25/37	490,546	362,108	(d)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	5.487%	3/25/37	381,255	281,707	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR2 A	1.819%	4/25/44	2,539,631	2,078,500	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR6 2A	1.381%	8/25/46	399,322	206,772	(d)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR11 1A	1.381%	9/25/46	95,520	54,251	(d)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR1 A1B	0.667%	2/25/36	129,100	21,520	(d)
Total Collateralized Mortgage Obligations (Cost — $9,318,199)				13,522,671
Collateralized Senior Loans — 1.1%
Consumer Discretionary — 0.1%
Multiline Retail — 0.1%
Dollar General Corp., Term Loan B	3.088 - 3.100%	7/7/14	1,067,120	1,022,029	(f)

See Notes to Financial Statements

10	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 0.5%
Health Care Equipment & Supplies — 0.1%
Biomet Inc., Term Loan B	3.347 - 3.538%	3/25/15	984,810	$945,294	(f)
Health Care Providers & Services — 0.4%
Community Health Systems Inc., Term Loan, Tranche B	2.788%	7/25/14	1,857,989	1,732,575	(f)
Community Health, Delayed Draw Term Loan	2.788%	7/25/14	95,326	88,891	(f)
HCA Inc., Term Loan B	2.783%	11/18/13	1,281,282	1,208,336	(f)
Total Health Care Providers & Services				3,029,802
Total Health Care				3,975,096
Materials — 0.2%
Paper & Forest Products — 0.2%
Georgia-Pacific Corp., New Term Loan B	2.533 - 2.538%	12/21/12	989,630	955,488	(f)
Georgia-Pacific Corp., New Term Loan C	3.783 - 3.787%	12/23/14	634,631	625,310	(f)
Total Materials				1,580,798
Telecommunication Services — 0.1%
Wireless Telecommunication Services — 0.1%
MetroPCS Wireless Inc.	2.625%	11/4/13	984,655	940,156	(f)
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Calpine Corp., Term Loan	3.415%	3/29/14	1,353,083	1,235,627	(f)
Total Collateralized Senior Loans (Cost — $7,997,062)				8,753,706
Corporate Bonds & Notes — 5.7%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	3,920,000	1,254,400	(g)
Consumer Staples — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	1,320,000	1,351,062	(e)
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	3,490,000	3,683,608
Total Consumer Staples				5,034,670
Energy — 1.1%
Oil, Gas & Consumable Fuels — 1.1%
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	5,000,000	4,941,115
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,350,000	2,417,109
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,150,000	1,158,105
Total Energy				8,516,329
Financials — 1.9%
Capital Markets — 0.4%
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	2,810,000	2,933,845
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	4,410,000	441	(e)(g)(h)
Total Capital Markets				2,934,286
Commercial Banks — 0.1%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,540,000	3,175	(e)(g)(h)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,103,000	1,014,771	(d)(e)
Total Commercial Banks				1,017,946

See Notes to Financial Statements

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	11

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 0.3%
GMAC Inc., Senior Notes	7.500%	12/31/13	522,000		$520,695
GMAC Inc., Subordinated Notes	8.000%	12/31/18	626,000		575,920
SLM Corp., Senior Notes	8.000%	3/25/20	2,060,000		1,809,063
Total Consumer Finance					2,905,678
Diversified Financial Services — 0.9%
Bank of America Corp., Senior Notes	4.500%	4/1/15	1,990,000		2,011,335
Citigroup Inc., Senior Notes	6.010%	1/15/15	3,570,000		3,744,512
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,270,000		1,323,340	(e)
Total Diversified Financial Services					7,079,187
Insurance — 0.2%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	1,750,000		1,802,170
Total Financials					15,739,267
Health Care — 0.6%
Health Care Providers & Services — 0.6%
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	5,000,000		5,000,000
Industrials — 0.0%
Road & Rail — 0.0%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	116,000		118,900
Materials — 0.7%
Metals & Mining — 0.7%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	3,460,000		3,806,000
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,010,000		1,185,468
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	770,000		808,500	(e)
Total Materials					5,799,968
Telecommunication Services — 0.1%
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	590,000		644,938
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	440,000		454,596	(e)
Total Telecommunication Services					1,099,534
Utilities — 0.5%
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.875%	2/15/11	2,640,000		2,699,400
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	2,341,537		1,521,999	(i)
Total Utilities					4,221,399
Total Corporate Bonds & Notes (Cost — $54,283,400)					46,784,467
Non-U.S. Treasury Inflation Protected Security — 3.1%
Australia — 3.1%
Australia Government, Bonds (Cost — $24,498,605)	4.000%	8/20/20	18,315,000	AUD	24,952,316
Sovereign Bond — 0.4%
Russia — 0.4%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost — $3,787,117)	7.500%	3/31/30	3,284,400		3,702,504	(e)

See Notes to Financial Statements

12	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate		Shares	Value
Preferred Stocks — 0.1%
Financials — 0.1%
Thrifts & Mortgage Finance — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		656,850	$223,329	*(d)
Federal National Mortgage Association (FNMA)	8.250%		591,425	201,085	*(d)
Total Preferred Stocks (Cost — $31,442,262)				424,414

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Futures, Put @ $98.50		9/13/10	219	10,950
U.S. Treasury 10-Year Notes Futures, Put @ $119.50		7/23/10	150	16,406
U.S. Treasury 10-Year Notes Futures, Put @ $120.00		7/23/10	198	34,032
Total Purchased Options (Cost — $235,561)				61,388
Total Investments before Short-Term Investment (Cost — $901,352,024)				923,973,388

		Maturity Date	Face Amount†
Short-Term Investment — 0.9%
Repurchase Agreement — 0.9%
Morgan Stanley repurchase agreement dated 6/30/10; Proceeds at maturity — $7,035,002; (Fully collateralized by U.S. government agency obligations, 2.610% due 4/15/14; Market value — $7,210,872) (Cost — $7,035,000)	0.010%	7/1/10	7,035,000	7,035,000
Total Investments — 114.5% (Cost — $908,387,024#)				931,008,388
Liabilities in Excess of Other Assets — (14.5)%				(117,884,939)
TOTAL NET ASSETS — 100.0%				$813,123,449

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	All or a portion of this security is held by the custodian as collateral for open swap contracts.
(c)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(g)	The coupon payment on these securities is currently in default as of June 30, 2010.
(h)	Illiquid security.
(i)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD — Australian Dollar
HELOC — Home Equity Line of Credit

See Notes to Financial Statements

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $908,387,024)	$931,008,388
Foreign currency, at value (Cost — $9,285,007)	8,920,435
Cash	920
Interest receivable	7,597,291
Unrealized appreciation on forward currency contracts	1,976,400
Unrealized appreciation on swaps	87,112
Receivable for open swap contracts	17,853
Receivable for securities sold	12,863
Receivable from broker — variation margin on open futures contracts	11,000
Prepaid expenses	35,190
Total Assets	949,667,452

Liabilities:
Payable for open reverse repurchase agreement	134,418,634
Unrealized depreciation on swaps	552,955
Investment advisory fee payable	463,603
Unrealized depreciation on forward currency contracts	424,685
Premiums received for open swaps	292,131
Trustees’ fees payable	30,263
Interest payable	15,682
Administration fee payable	10,274
Accrued expenses	335,776
Total Liabilities	136,544,003
Total Net Assets	$813,123,449

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 61,184,134 shares issued and outstanding (Note 5)	$852,918,854
Overdistributed net investment income	(1,854,127)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(61,560,381)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	23,619,103
Total Net Assets	$813,123,449

Shares Outstanding	61,184,134

Net Asset Value	$13.29

See Notes to Financial Statements

14	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Interest	$17,306,168

Expenses:
Investment advisory (Note 2)	2,523,732
Legal fees	90,911
Interest expense (Note 3)	69,530
Administrative fees (Note 2)	61,987
Shareholder reports	52,745
Custody fees	48,852
Trustees’ fees	43,263
Transfer agent fees	37,302
Stock exchange listing fees	25,135
Audit and tax	18,987
Total Expenses	2,972,444
Less: Compensating balance arrangements (Note 1)	(689)
Net Expenses	2,971,755
Net Investment Income	14,334,413

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	13,111,221
Futures contracts	(589,694)
Written options	105,614
Swap contracts	396,060
Foreign currency transactions	(13,571)
Net Realized Gain	13,009,630
Change in Net Unrealized Appreciation/Depreciation From:
Investments	7,315,149
Futures contracts	617,785
Swap contracts	(219,117)
Foreign currencies	1,042,003
Change in Net Unrealized Appreciation/Depreciation	8,755,820
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	21,765,450
Increase in Net Assets from Operations	$36,099,863

See Notes to Financial Statements

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	15

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	2010	2009

Operations:
Net investment income	$ 14,334,413	$ 24,264,757
Net realized gain (loss)	13,009,630	(21,349,223)
Change in net unrealized appreciation/depreciation	8,755,820	122,551,424
Increase in Net Assets From Operations	36,099,863	125,466,958

Distributions to Shareholders From (Note 1):
Net investment income	(14,684,192)	(27,078,390)
Return of capital	—	(3,513,677)
Decrease in Net Assets From Distributions to Shareholders	(14,684,192)	(30,592,067)
Increase in Net Assets	21,415,671	94,874,891

Net Assets:
Beginning of period	791,707,778	696,832,887
End of period*	$ 813,123,449	$ 791,707,778
* Includes overdistributed net investment income of:	$(1,854,127)	$(1,504,348)

See Notes to Financial Statements

16	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2010

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$11,316,204
Operating expenses paid	(2,829,874)
Interest paid	(53,848)
Net purchases of short-term investments	(7,270,561)
Realized loss on futures contracts	(589,694)
Realized loss on options	(45,093)
Realized gain on swap contracts	396,060
Realized loss on foreign currency transactions	(13,571)
Net change in unrealized appreciation on futures contracts	617,785
Net change in unrealized appreciation on foreign currencies	1,042,003
Purchases of long-term investments	(289,040,402)
Proceeds from disposition of long-term investments	176,746,040
Change in premium for swap contracts	(73,337)
Change in receivable/payable to broker — variation margin	(157,981)
Change in receivable/payable for open forward currency contracts	(1,407,382)
Cash deposits with brokers for futures contracts	276,829
Net Cash Used By Operating Activities	(111,086,822)

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(14,684,192)
Proceeds from reverse repurchase agreements	134,418,634
Net Cash Provided by Financing Activities	119,734,442
Net Increase in Cash	8,647,620
Cash, Beginning of period	273,735
Cash, End of period	$8,921,355

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$36,099,863
Accretion of discount on investments	(7,541,437)
Amortization of premium on investments	1,865,045
Increase in investments, at value	(139,910,020)
Increase in interest and dividends receivable	(313,572)
Decrease in premium for written swaps	(73,337)
Increase in receivable for securities sold	(12,863)
Decrease in payable for open forward currency contracts	(1,407,382)
Decrease in payable to broker — variation margin	(157,981)
Decrease in cash deposits with brokers for futures contracts	276,829
Increase in prepaid expenses	(35,190)
Increase in interest payable	15,682
Increase in accrued expenses	107,541
Total Adjustments	(147,186,685)
Net Cash Flows Used by Operating Activities	$(111,086,822)

See Notes to Financial Statements

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	17

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

	2010[1]		2009	2008	2007	2006		2005

Net asset value, beginning of period	$12.94		$11.39	$13.53	$13.03	$13.46		$14.00

Income (loss) from operations:
Net investment income	0.23	[2]	0.40 [2]	0.86 [2]	0.72 [2]	0.71	[2]	1.15
Net realized and unrealized gain (loss)	0.36		1.65	(2.09)	0.52	(0.19)		(0.53)
Dividends paid to auction rate preferred stockholders from:
Net investment income	—		—	—	—	(0.29)		(0.22)
Total income (loss) from operations	0.59		2.05	(1.23)	1.24	0.23		0.40

Less distributions paid to common shareholders from:
Net investment income	(0.24)		(0.44)	(0.91)	(0.74)	(0.44)		(0.94)
Return of capital	—		(0.06)	—	—	(0.22)		—
Total distributions	(0.24)		(0.50)	(0.91)	(0.74)	(0.66)		(0.94)

Net asset value, end of period	$13.29		$12.94	$11.39	$13.53	$13.03		$13.46

Market price, end of period	$12.31		$12.04	$10.49	$11.76	$11.57		$11.87
Total return, based on NAV[3]	4.61%		18.40%	(9.50)%	9.81%	1.76%		2.94%
Total return, based on Market Price[3,4]	4.27%		19.91%	(3.37)%	8.21%	3.15%		(0.26)%

Net assets, end of period (000s)	$813,123		$791,708	$696,833	$827,799	$797,316		$823,471

Ratios to average net assets[5,6]:
Gross expenses	0.75%[7]		0.95%	1.20%	0.92%	1.43%		1.47%
Net expenses	0.75	[7],[8]	0.95	1.20 [8]	0.92 [8]	1.43	[8]	1.47
Net expenses, excluding interest expense	0.73	[7],[8]	0.86	0.82 [8]	0.75 [8]	1.15	[8]	1.20
Net investment income	3.61	[7]	3.27	6.57	5.46	5.39		8.46

Portfolio turnover rate	21%		41%	52%	82%	112%		113%
Asset coverage[9]	N/A		N/A	N/A	N/A	N/A	[10]	301%

1	For the six months ended June 30, 2010 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Calculated on the basis of average net assets of common stock shareholders.
6

Gross expenses reflects operating expenses prior to any expense waivers and/or compensating balance arrangements. Net expenses reflects expenses less any compensating balance arrangements and/or expense waivers.

7	Annualized.
8	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.
9	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.
10	The last series of preferred shares was redeemed on November 22, 2006.
N/A Not applicable

See Notes to Financial Statements

18	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	19

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. treasury inflation protected securities	—	$821,232,532	—	$821,232,532
Asset-backed securities	—	4,539,390	—	4,539,390
Collateralized mortgage obligations	—	13,522,671	—	13,522,671
Collateralized senior loans	—	8,753,706	—	8,753,706
Corporate bonds & notes	—	46,784,467	—	46,784,467
Non-U.S. treasury inflation protected security	—	24,952,316	—	24,952,316
Sovereign bond	—	3,702,504	—	3,702,504
Preferred stocks	$424,414	—	—	424,414
Purchased options	61,388	—	—	61,388
Total long-term investments	$485,802	$923,487,586	—	$923,973,388
Short-term investment†	—	7,035,000	—	7,035,000
Total investments	$485,802	$930,522,586	—	$931,008,388
Other financial instruments:
Futures contracts	$277,208		—	$277,208
Forward foreign currency contracts	—	$1,551,715	—	1,551,715
Credit default swaps on corporate issues — sell protection‡	—	(489,378)	—	(489,378)
Credit default swaps on credit indices — sell protection‡	—	(268,596)	—	(268,596)
Reverse repurchase agreements	—	(134,418,634)	—	(134,418,634)
Total other financial instruments	$277,208	$(133,624,893)	—	$(133,347,685)
Total	$763,010	$796,897,693	—	$797,660,703

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

20	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(d) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	21

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

As disclosed in the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of June 30, 2010 was $757,974. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $465,403. If a defined credit event had occurred as of June 30, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $24,108,000 less the value of the contracts’ related reference obligations

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of

22	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	23

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

24	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Claymore Advisors, LLC (“Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.60% of the Fund’s average weekly assets. The Investment Adviser has, in turn, entered into an Investment Management Agreement with Western Asset Management Company (“Investment Manager”), pursuant to which the Investment Manager provides investment management services to the Fund. In exchange for the services provided by the Investment Manager, the Investment Adviser pays a portion of the fees it receives from the Fund to the Investment Manager, at the annual rate of 0.27% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instrument or transactions used by the Investment Manager to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd. (“Western Asset Japan”) are the Fund’s investment managers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain investment management services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund.

Under an administrative agreement with the Fund, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (“Administrator”), an affiliate of the Investment Manager, provides certain administrative and accounting functions for the Fund. In consideration for these services, the Fund pays the Administrator a monthly fee at an annual rate of $125,000.

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$22,386,630	$266,653,772
Sales	64,719,882	113,387,804

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$63,948,637
Gross unrealized depreciation	(41,327,273)
Net unrealized appreciation	$22,621,364

Transactions in reverse repurchase agreements for the Fund during the period ended June 30, 2010 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$96,637,703	0.27%	$134,418,634

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.220% to 0.300%, during the six months ended June 30, 2010. Interest expense incurred on reverse repurchase agreements totaled $69,530 for the six months ended June 30, 2010.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	25

At June 30, 2010, the Fund had the following open reverse repurchase agreements:

Security	Value
Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 6/17/10 bearing 0.300% to be repurchased at $102,265,023 on 7/6/10, collateralized by: $93,055,000 U.S. Treasury Inflation Indexed Notes, 2.375% due 4/15/11; Market value (including accrued interest) $102,265,023	$102,248,834
Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 6/17/10 bearing 0.300% to be repurchased at $32,174,894 on 7/6/10, collateralized by: $26,000,000 U.S. Treasury Inflation Indexed Notes, 2.000% due 1/15/14; Market value (including accrued interest) $32,174,894	32,169,800
Total reverse repurchase agreements (Proceeds — $134,418,634)	$134,418,634

During the six months ended June 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	—	—
Options written	114	$ 105,614
Options closed	—	—
Options exercised	—	—
Options expired	(114)	(105,614)
Written options, outstanding June 30, 2010	—	—

At June 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain/(Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	77	9/10	$ 9,288,953	$ 9,436,109	$147,156
U.S. Treasury 30-Year Bonds	39	9/10	4,800,377	4,972,500	172,123
					$319,279
Contracts to Sell:
90-Day Eurodollar	195	9/10	$48,388,616	$48,430,687	$(42,071)
Net unrealized gain on open futures contracts					$277,208

At June 30, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain/(Loss)
Contracts to Buy:
Euro	Credit Suisse First Boston Inc.	5,410,000	$ 6,617,234	8/17/10	$(87,920)
Contracts to Sell:
Australian Dollar	Credit Suisse First Boston Inc.	28,280,447	$23,670,458	8/17/10	$1,698,517
Euro	Citibank N.A.	5,846,317	7,150,915	8/17/10	277,883
Japanese Yen	Citibank N.A.	726,314,760	8,221,207	8/17/10	(336,765)
					1,639,635
Net unrealized gain on open forward foreign currency contracts					$1,551,715

26	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At June 30, 2010, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2010[3]	Periodic Payments Received by the Fund‡	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co.				2.500%
(SLM Corp., 5.125%, due 8/27/12)	$8,100,000	12/20/12	5.21%	Quarterly	$(489,378)	—	$(489,378)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund‡	Market Value[4]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc.			2.750%
(CDX HY 8)	$ 7,308,000	6/20/12	Quarterly	$(122,620)	$(209,732)	$ 87,112
JP Morgan Chase & Co.			2.750%
(CDX HY 8)	8,700,000	6/20/12	Quarterly	(145,976)	(82,399)	(63,577)
Total	$16,008,000			$(268,596)	$(292,131)	$ 23,535

1     If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2     The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3     Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

4     The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the notional amount of the swap agreement had been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

‡    Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2010.

ASSET DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$61,388	—	—	$61,388
Futures contracts[3]	319,279	—	—	319,279
Swap contracts[4]	—	—	$87,112	87,112
Forward foreign currency contracts	—	$1,976,400	—	1,976,400
Total	$380,667	$1,976,400	$87,112	$2,444,179

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report	27

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Futures contracts[3]	$42,071	—	—	$ 42,071
Swap contracts[4]	—	—	$845,086	845,086
Forward foreign currency contracts	—	$424,685	—	424,685
Total	$42,071	$424,685	$845,086	$1,311,842

1     Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2     Market value of purchased options is reported in Investments of value in the Statement of Assets and Liabilities.

3     Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

4     Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(150,706)	—	—	$(150,706)
Written options	105,614	—	—	105,614
Futures contracts	(589,694)	—	—	(589,694)
Swap contracts	—	—	$396,060	396,060
Forward foreign currency contracts	—	$96,145	—	96,145
Total	$(634,786)	$96,145	$396,060	$(142,581)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(174,173)	—	—	$ (174,173)
Futures contracts	617,785	—	—	617,785
Swap contracts	—	—	$(219,117)	(219,117)
Forward foreign currency contracts	—	$1,407,382	—	1,407,382
Total	$443,612	$1,407,382	$(219,117)	$1,631,877

During the six months ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 14,344
Written options†	18,830
Forward foreign currency contracts (to buy)	5,494,650
Forward foreign currency contracts (to sell)	38,741,698
Futures contracts (to buy)	17,359,321
Futures contracts (to sell)	36,299,967

Average Notional Balance
Credit default swap contracts (to sell protection)	$24,108,000

†  At June 30, 2010, there were no open positions held in this derivative.

28	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of June 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $757,974. If a contingent feature would have been triggered as of June 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $465,403.

5. Common shares

Of the 61,184,134 shares of common stock outstanding at June 30, 2010, the Investment Manager owned 6,981 shares.

6. Trustee compensation

Each Independent Trustee receives a fee of $15,000 for serving as a Trustee of the Fund and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $5,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

7. Capital loss carryforward

As of December 31, 2009, the Fund had a net capital loss carryforward of approximately $70,186,501, of which $10,084,162 expires in 2012, $10,088,445 expires in 2013, $30,022,572 expires in 2014 and $19,991,322 expires in 2017. These amounts will be available to offset any future taxable capital gains.

8. Shareholder meeting results

The Fund’s annual meeting of shareholders was held on May 25, 2010. Of the 61,184,134 common shares outstanding, the following shares were voted at the meeting:

Election of Trustees:	For	Withheld
Ronald E. Toupin, Jr.	47,616,198	1,661,712
R. Jay Gerken	47,647,752	1,630,158

Western Asset/Claymore

Inflation-Linked Opportunities & Income Fund

Board of trustees

R. Jay Gerken

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

R. Jay Gerken

President

Charles A. Ruys de Perez

Vice President

Todd F. Kuehl

Chief Compliance Officer

Kaprel Ozsolak

Principal Financial and

Accounting Officer

Erin K. Morris

Treasurer

Melissa J. Nguyen

Secretary

Investment adviser

Claymore Advisors, Inc.

2455 Corporate West Drive

Lisle, IL 60532

Investment managers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management

Company Limited

10 Exchange Square

London, England EC2A2EN

Western Asset Management

Company Pte. Ltd.

1 George Street #23-01

Singapore 049145

Western Asset Management

Company Ltd

36F Shin-Marunouchi Building

5-1 Maranouchi 1-Chronu Chiyoda

Tokyo 100-6536

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer agent

American Stock Transfer & Trust Company LLC

59 Maiden Lane

New York, NY 10038

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-345-7999.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-345-7999, (2) on the Fund’s website at www.westernclaymore.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WIW-S-(8/10)

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)   Not applicable.

Exhibit 99.CODE ETH

(a) (2)   Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
Trustee and President
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date:	August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Trustee and President
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date:	August 30, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date:	August 30, 2010